DELAWARE GROUP® EQUITY FUNDS III

Delaware Small Cap Growth Fund
(the “Fund”)

Supplement to the Fund’s Prospectuses
dated October 28, 2009

On January 19, 2010, the Board of Trustees of Delaware Group Equity Funds III (the “Trust”) approved a proposal to liquidate and dissolve the Fund. The liquidation and dissolution is expected to take effect approximately 60 days after the date of this Supplement.

As a result of the decision to pursue liquidation and dissolution of the Fund, as of the date of this Supplement, the Fund will be closed to new investors. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the liquidation.

Current shareholders of the Fund are being offered the opportunity to exchange their shares, irrespective of the class of shares that they hold, for the Class A shares of any of Delaware Investments’ other funds. Interested shareholders should call our Shareholder Services Center at 800 523-1918. If a shareholder does not request an exchange by the close of business on March 19, 2010 the shareholder will be paid a liquidating distribution by the Fund on or about March 22, 2010.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

In connection with these changes, Christopher J. Bonavico and Kenneth F. Broad will assume portfolio management responsibilities for the Fund on January 21, 2010.

The following replaces the section entitled, “Who manages the Fund — Portfolio managers” on page 15:

Christopher J. Bonavico and Kenneth F. Broad have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Bonavico and Broad assumed responsibility for the Fund on January 21, 2010.

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

Please keep this Supplement for future reference.

This Supplement is dated January 22, 2010.